UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 28, 2010


                               Ads In Motion, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      333-143935               95-4856713
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                               4139 Corral Canyon
                                 Bonita CA 91902
                       (619) 200-6769 Fax: (619) 267-0452
      (Address of principal executive offices, Zip Code & Telephone Number)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

RESIGNATION OF DIRECTOR AND SECRETARY

"S" Douglas Henderson resigned from the Board of Directors of the Company, and as the Company's Secretary, effective as of June 28, 2010, for personal reasons. "S" Douglas Henderson has been a director of Ads in Motion since August 2007 and Secretary since May 2007.

On June 28, 2010, the Company appointed Edward F. Myers, III as Secretary. Mr. Myers has been president and a director of Ads in Motion, Inc. since August 15, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2010                       Ads In Motion, Inc.


                                             /s/ Edward F. Myers, III
                                             -----------------------------------
                                         By: Edward F. Myers, III, President